UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2003

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437

(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events

On July 25, 2003, MGI PHARMA, INC. (the “Company”) and Helsinn Healthcare SA reported in a joint press release that the U.S. Food and Drug Administration has approved AloxiTM (palonosetron hydrocholoride) injection at a dose of 0.25 mg for:

•	the prevention of acute nausea and vomiting associated with initial and repeat courses of moderately and highly emetogenic cancer chemotherapy, and

•	the prevention of delayed nausea and vomiting associated with initial and repeat courses of moderately emetogenic cancer chemotherapy.

The Company previously reported on February 13, 2001 that it had signed a letter of intent with Helsinn Healthcare SA for exclusive North American license and distribution rights to AloxiTM.

The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(c) The following exhibit is being furnished herewith:

99.1    Press Release, dated July 25, 2003, of MGI PHARMA, INC. and Helsinn Healthcare SA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 25, 2003	MGI PHARMA, INC.

	By:	/s/ WILLIAM C. BROWN
William C. Brown Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

99.1	Press Release, dated July 25, 2003, of MGI PHARMA, INC. and Helsinn Healthcare SA